Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1801

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2017-4

                        INVESCO UNIT TRUSTS, SERIES 1802

                  American Innovation Leaders Portfolio 2017-3

                        INVESCO UNIT TRUSTS, SERIES 1809

                        ESG Opportunity Portfolio 2017-4


                         Supplement to the Prospectuses


As a result of a previously announced spin-off, on December 4, 2017, holders of Delphi Automotive plc ("Delphi Automotive") common stock received 1 share of Delphi Technologies plc ("DLPH") common stock for every 3 shares of Delphi Automotive common stock. Fractional shares were not issued and cash was distributed in lieu of any such fractional amounts.

Following the spin-off, Delphi Automotive was renamed as Aptiv plc and its ticker symbol changed to "APTV".

Notwithstanding anything to the contrary in the prospectuses, your Portfolio now holds, and will continue to purchase, shares of DLPH and APTV.

Supplement Dated:  December 4, 2017